UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2005

COLONIAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-23.1 CONSENT OF ERNST & YOUNG LLP
EX-99.2 CONSOLIDATED FINANCIAL STATEMENTS

     On April 7, 2005, Colonial Properties Trust (“Colonial”) filed a current report on Form 8-K (the “Form 8-K”) to report the April 1, 2005 completion of the merger of Cornerstone Realty Income Trust, Inc. (“Cornerstone”) with and into CLNL Acquisition Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Colonial (“CLNL”), pursuant to the Agreement and Plan of Merger dated October 25, 2004 and Amendment No. 1 to the Agreement and Plan of Merger dated January 24, 2005 among Cornerstone, CLNL and Colonial. In the Form 8-K, Colonial stated that it would file the required financial statements of Cornerstone as of and for the year ended December 31, 2004, and the required pro forma financial information by amendment to the Form 8-K. By this Form 8-K/A, Colonial is amending the Form 8-K to include the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits

     This Form 8-K/A includes financial information of both Colonial and Cornerstone. Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

     (a) Financial Statements of Business Acquired.

Audited Consolidated Financial Statements of Cornerstone as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 (included as Exhibit 99.2 to this report).

     (b) Pro Forma Financial Information.

The pro forma financial information of Colonial listed in the accompanying Index is filed as part of this Current Report on
Form 8-K/A.

     (c) Exhibits.

See the Exhibit Index, which is attached following the financial statements and incorporated into this Item 9.01(c) by reference.

1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: June 13, 2005	By:	/s/ John E. Tomlinson
		Name:	John E. Tomlinson
		Title:	Executive Vice President & Chief Accounting Officer

2

INDEX

COLONIAL PROPERTIES TRUST:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005	F-2

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2005	F-3

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2004	F-5

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-8

COLONIAL PROPERTIES TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2005
(in thousands)

	HISTORICAL	HISTORICAL
	COLONIAL PROPERTIES	CORNERSTONE REALTY	PRO FORMA		SUBSEQUENT	SUBSEQUENT	CONSOLIDATED
	TRUST (A)	INCOME TRUST, INC (B)	ADJUSTMENTS (C)		ACQUISITIONS (D)	DISPOSITIONS (E)	PRO FORMA
ASSETS
Land, buildings, & equipment	$2,702,651	$1,334,109	$186,319	C-1	$158,060	$(495,556)	$3,885,583
Undeveloped land and construction in progress	170,583	3,995	—		—	—	174,578
Less: Accumulated depreciation	(427,812)	(285,991)	285,991	C-2	—	—	(427,812)
Real estate assets held for sale, net	153,189	—	—		—	495,556	648,745

Net real estate assets	2,598,611	1,052,113	472,310		158,060	—	4,281,094

Cash and equivalents	146,317	6,704	—		—	—	153,021
Restricted cash	4,613	—	—		—	—	4,613
Accounts receivable, net	20,638	1,806	—		—	—	22,444
Notes receivable	879	—	—		—	—	879
Prepaid expenses	8,615	5,492	(2,167)	C-3	—	—	11,940
Deferred debt and lease costs	43,659	5,211	(5,211)	C-4	—	—	43,659
Investment in partially owned entities	64,935	4,821	(2,247)	C-5	—	—	67,509
Other assets	83,030	11,757	17,988	C-6	—	—	112,775

	2,971,297	1,087,904	480,673		158,060	—	4,697,934

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes and mortgages payable	1,677,438	847,628	44,598	C-7	—	—	2,569,664
Unsecured credit facility and bridge loan	253,520	—	34,481	C-8	158,060	—	446,061

Total long-term liabilities	1,930,958	847,628	79,079		158,060	—	3,015,725

Accounts payable	29,936	2,631	(925)	C-9	—	—	31,642
Accrued interest	22,034	3,292	—		—	—	25,326
Accrued expenses	16,836	6,647	5,615	C-9	—	—	29,098
Tenant deposits	4,438	2,313	—		—	—	6,751
Unearned rent	2,866	1,512	—		—	—	4,378
Other liabilities	973	—	—		—	—	973

Total liabilities	2,008,041	864,023	83,769		158,060	—	3,113,893

Minority interest:
Preferred units	100,000	—	—		—	—	100,000
Operating partnership units of Cornerstone	—	16,453	(16,453)	C-10	—	—	—
Common units	186,738	—	23,788	C-11	—	—	210,526
Limited partners’ interest in consolidated partnership	1,397	—	—		—	—	1,397

Total minority interest	288,135	16,453	7,335		—	—	311,923

Series E preferred shares	—	—	133,159	C-12	—	—	133,159

Shareholders’ equity	675,121	207,428	256,410	C-13	—	—	1,138,959

Total shareholders’ equity	675,121	207,428	256,410		—	—	1,138,959

	$2,971,297	$1,087,904	$480,673		$158,060	$—	$4,697,934

The accompanying notes are an integral part of these statements.

(A)	Amounts are derived from the unaudited Condensed Consolidated Balance Sheet included in Colonial’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

(B)	Amounts are derived from Cornerstone’s unaudited Condensed Consolidated Balance Sheet as of March 31, 2005. Certain amounts have been reclassified to conform to Colonial’s presentation.

(C)	For column (C) references, refer to Note 2 – Pro Forma Adjustments.

(D)	Represents the acquisition of Colonial Center Bayside (formerly Mangrove Bay) and Colonial Bank Centre and the probable acquisition of Research Park Plaza. This column represents the allocation of the purchase price to real estate assets and debt. The purchase price allocation to tangible and intangible assets and liabilities is in process for these acquisitions. The acquisition of properties acquired during the three months ended March 31, 2005 and the allocation of the related purchase price to the assets acquired and liabilities assumed is reflected in the Colonial historical condensed consolidated balance sheet since those acquisitions were completed prior to March 31, 2005.

(E)	Represents the disposition of five Cornerstone properties and the probable disposition of 23 Cornerstone properties at fair value.

COLONIAL PROPERTIES TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2005
(in thousands, except share and per share data)

		OTHER ACQUISITIONS (G)
	HISTORICAL	HISTORICAL
	COLONIAL PROPERTIES	OTHER	PRO FORMA
	TRUST (F)	ACQUISITIONS	ADJUSTMENTS		PRO FORMA
Revenue:
Base Rent	$74,546	$4,614	$141	G-1	$79,301
Percentage rent	629	6	—		635
Tenant recoveries	8,747	1,108	—		9,855
Other property related revenue	4,542	61	—		4,603
Other non-property related revenue	3,306	—	—		3,306

Total revenue	91,770	5,789	141		97,700

Operating Expenses:
Property operating expenses:
General operating expenses	6,635	820	—		7,455
Salaries and benefits	4,573	124	—		4,697
Repairs and maintenance	8,215	593	—		8,808
Taxes, licenses, and insurance	9,611	830	—		10,441
General and administrative	8,401	—	—		8,401
Depreciation	24,222	—	1,088	G-3	25,310
Amortization	4,554	—	271	G-3	4,825

Total operating expenses	66,211	2,367	1,359		69,937

Income from operations	25,559	3,422	(1,218)		27,763

Other income (expense):
Interest expense	(23,696)	—	(2,205)	G-4	(25,901)
Income from investments	100	—	—		100
Gains (losses) on hedging activities	280	—	—		280
Gains from sales of property	1,126	—	—		1,126
Other	(210)	—	—		(210)

Total other income (expense)	(22,400)	—	(2,205)		(24,605)

Income (loss) before minority interest	3,159	3,422	(3,423)		3,158

Minority interest in CRLP — common unitholders	698	—	2	G-5	700
Minority interest in CRLP — preferred unitholders	(1,813)	—	—		(1,813)
Minority interest of limited partners	(229)	—	—		(229)

Income (loss) from continuing operations	1,815	3,422	(3,421)		1,816

Dividends to preferred shareholders	(3,695)	—	—		(3,695)
Preferred share issuance costs	—	—	—		—

Income (loss) from continuing operations available to common shareholders	$(1,880)	$3,422	$(3,421)		$(1,879)

Weighted average common shares outstanding:
Basic	27,824
Diluted	27,824
Income (loss) from continuing operations per share:

Basic	$(0.07)
Diluted	$(0.07)

The accompanying notes are an integral part of these statements.

COLONIAL PROPERTIES TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2005
(in thousands, except share and per share data)

	CORNERSTONE ACQUISITION				TOTAL
	HISTORICAL	PRO FORMA		OTHER	PRO FORMA
	CORNERSTONE (H)	ADJUSTMENTS (I)		DISPOSITIONS (J)	CONSOLIDATED
Revenue:
Base Rent	$42,204	$—		$(14,480)	$107,025
Percentage rent	—	—		—	635
Tenant recoveries	—	—		—	9,855
Other property related revenue	2,641	—		(733)	6,511
Other non-property related revenue	—	—		—	3,306

Total revenue	44,845	—		(15,213)	127,332

Operating Expenses:
Property operating expenses:
General operating expenses	6,037	—		(2,244)	11,248
Salaries and benefits	6,939	—		(1,682)	9,954
Repairs and maintenance	4,170	—		(1,554)	11,424
Taxes, licenses, and insurance	6,517	—		(2,416)	14,542
General and administrative	1,553	—		(3)	9,951
Depreciation	14,007	858	I-1	(5,154)	35,021
Amortization	—	4,014	I-2	—	8,839

Total operating expenses	39,223	4,872		(13,053)	100,979

Income from operations	5,622	(4,872)		(2,160)	26,353

Other income (expense):
Interest expense	(11,819)	893	I-3	3,471	(33,356)
Income from investments	—	—		—	100
Gains (losses) on hedging activities	—	—		—	280
Gains from sales of property	—	—		—	1,126
Other	(9,074)	9,074	I-4	—	(210)

Total other income (expense)	(20,893)	9,967		3,471	(32,060)

Income (loss) before minority interest	(15,271)	5,095		1,311	(5,707)

Minority interest in CRLP — common unitholders	441	1,901	I-5	—	3,042
Minority interest in CRLP — preferred unitholders	—	—		—	(1,813)
Minority interest of limited partners	—	—		—	(229)

Income (loss) from continuing operations	(14,830)	6,996		1,311	(4,707)

Dividends to preferred shareholders	—	(2,537)	I-6		(6,232)
Preferred share issuance costs	—	—			-

Income (loss) from continuing operations available to common shareholders	$(14,830)	$4,459		$1,311	$(10,939)

Weighted average common shares outstanding:
Basic		11,277	I-7		39,101
Diluted		11,277	I-7		39,101

Income (loss) from continuing operations per share:

Basic					$(0.28)
Diluted					$(0.28)

The accompanying notes are an integral part of these statements.

COLONIAL PROPERTIES TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004
(in thousands, except share and per share data)

		OTHER ACQUISITIONS (G)
	HISTORICAL	HISTORICAL
	COLONIAL PROPERTIES	OTHER	PRO FORMA
	TRUST (K)	ACQUISITIONS	ADJUSTMENTS		PRO FORMA
Revenue:
Minimum rent	$260,409	$50,239	$564	G-1	$311,212
Percentage rent	2,735	345	—		3,080
Tenant recoveries	30,133	8,525	—		38,658
Other property related revenue	18,528	2,119	—		20,647
Other non-property related revenue	8,282	10,541	853	G-2	19,676

Total revenue	320,087	71,769	1,417		393,273

Operating Expenses:
Property operating expenses:
General operating expenses	23,747	6,889	—		30,636
Salaries and benefits	15,707	2,517	—		18,224
Repairs and maintenance	29,291	5,031	—		34,322
Taxes, licenses, and insurance	29,908	8,327	—		38,235
General and administrative	27,208	9,231	—		36,439
Depreciation	79,733	—	13,480	G-3	93,213
Amortization	12,950	—	5,368	G-3	18,318

Total operating expenses	218,544	31,995	18,848		269,387

Income from operations	101,543	39,774	(17,431)		123,886

Other income (expense):
Interest expense	(75,103)	—	(17,575)	G-4	(92,678)
Income from investments	1,041	1,205	—		2,246
Gains (losses) on hedging activities	387	—	—		387
Gains from sales of property	4,747	—	—		4,747
Other	(691)	—	—		(691)

Total other income (expense)	(69,619)	1,205	(17,575)		(85,989)

Income (loss) before minority interest	31,924	40,979	(35,006)		37,897

Minority interest in CRLP — common unitholders	(2,588)	—	(1,437)	G-5	(4,025)
Minority interest in CRLP — preferred unitholders	(7,493)	—	—		(7,493)
Minority interest of limited partners	(281)	(772)	—		(1,053)

Income (loss) from continuing operations	21,562	40,207	(36,443)		25,326

Dividends to preferred shareholders	(14,781)	—	—		(14,781)
Preferred share issuance costs	—	—	—		—

Income (loss) from continuing operations available to common shareholders	$6,781	$40,207	(36,443)		$10,545

Weighted average common shares outstanding:
Basic	27,121
Diluted	27,462

Income (loss) from continuing operations per share:
Basic	$0.25
Diluted	$0.25

The accompanying notes are an integral part of these statements.

COLONIAL PROPERTIES TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004
(in thousands, except share and per share data)

	CORNERSTONE ACQUISITION				TOTAL
	HISTORICAL	PRO FORMA		OTHER	PRO FORMA
	CORNERSTONE (L)	ADJUSTMENTS (I)		DISPOSITIONS (J)	CONSOLIDATED
Revenue:
Minimum rent	$171,339	—		$(57,195)	$425,356
Percentage rent	—	—		—	3,080
Tenant recoveries	—	—		—	38,658
Other property related revenue	11,153	—		(3,011)	28,789
Other non-property related revenue	—	—		—	19,676

Total revenue	182,492	—		(60,206)	515,559

Operating Expenses:
Property operating expenses:
General operating expenses	23,363	—		(8,390)	45,609
Salaries and benefits	23,895	—		(6,192)	35,927
Repairs and maintenance	13,578	—		(4,681)	43,219
Taxes, licenses, and insurance	25,529	—		(8,459)	55,305
General and administrative	6,517	—		—	42,956
Depreciation	54,893	3,429	I-1	(18,015)	133,520
Amortization	—	16,058	I-2	—	34,376

Total operating expenses	147,775	19,487		(45,737)	390,912

Income from operations	34,717	(19,487)		(14,469)	124,647

Other income (expense):
Interest expense	(46,050)	4,123	I-3	14,012	(120,593)
Income from investments	—	—		—	2,246
Gains (losses) on hedging activities	—	—		—	387
Gains from sales of property	3,428	—		—	8,175
Other	(4,161)	4,161	I-4	—	(691)

Total other income (expense)	(46,783)	8,284		14,012	(110,476)

Income (loss) before minority interest	(12,066)	(11,203)		(457)	14,171

Minority interest in CRLP — common unitholders	360	8,126	I-5	—	4,461
Minority interest in CRLP — preferred unitholders	—	—		—	(7,493)
Minority interest of limited partners	—	—		—	(1,053)

Income (loss) from continuing operations	(11,706)	(3,077)		(457)	10,086

Dividends to preferred shareholders	(799)	(10,147)	I-6	—	(25,727)
Preferred share issuance costs	—	—		—	—

Income (loss) from continuing operations available to common shareholders	$(12,505)	$(13,224)		$(457)	$(15,641)

Weighted average common shares outstanding:
Basic		11,277	I-7		38,398
Diluted		11,277	I-7		38,398

Income (loss) from continuing operations per share:
Basic					$(0.41)
Diluted					$(0.41)

The accompanying notes are an integral part of these statements.

(F)	Amounts are derived from the unaudited Condensed Consolidated Statement of Operations included in Colonial’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

(G)	Amounts represent Colonial’s acquisitions that occurred or are probable to occur since January 1, 2004 through the date of this filing. Amounts herein represent actual results of the properties acquired from January 1, 2004 through the date of acquisition, except for the probable acquisition in the second quarter of 2005. (See Colonial’s Form 10-Q and Form 10-K filed with the Securities and Exchange Commission on May 9, 2005 and March 16, 2005, respectively, for further discussion of the acquisitions). For column (G) references, refer to Note 2 – Pro Forma Adjustments.

(H)	Amounts are from Cornerstone’s unaudited Condensed Consolidated Statement of Operations for the quarter ended March 31, 2005. Certain amounts have been reclassified to conform to Colonial’s presentation.

(I)	For column (I) references, refer to Note 2 – Pro Forma Adjustments.

(J)	Amounts represent the disposition of five Cornerstone properties that have occurred and the disposition of 23 Cornerstone properties that are probable to occur from May 2005 to January 2006.

(K)	Amounts are derived from the Consolidated Statement of Operations for the year ended December 31, 2004 included in Colonial’s Form 8-K filed with the Securities and Exchange Commission on May 17, 2005.

(L)	Amounts are from Cornerstone’s Consolidated Statement of Operations for the year ended December 31, 2004 as attached in Exhibit 99.2. Certain amounts have been reclassified to conform to Colonial’s presentation.

COLONIAL PROPERTIES TRUST
NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. PRO FORMA BASIS OF PRESENTATION

     The unaudited pro forma condensed consolidated financial statements are based upon the historical financial information of Colonial, excluding discontinued operations, and the historical financial information of each of the acquisitions listed below as if the acquisitions had occurred on the first day of the earliest period presented for the unaudited pro forma condensed consolidated statements of operations and as of the date of the unaudited pro forma condensed consolidated balance sheet. In management’s opinion, all adjustments necessary to reflect these transactions have been included.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Annual Reports on Form 10-K for the year ended December 31, 2004 of Colonial and Cornerstone and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 of Colonial.

     The merger, as further described below, will be accounted for as a purchase business combination. The fair market value of the consideration paid by Colonial will be used as the valuation basis for the merger. The consolidated assets and liabilities of Cornerstone will be revalued to their respective fair market values as of the effective date of the merger. The unaudited pro forma adjustments, including the preliminary purchase accounting adjustments, are based on currently available information and upon preliminary assumptions and estimates that Colonial believes are reasonable. The preliminary purchase accounting allocations and assignment of depreciable lives are subject to adjustment as additional information, including third-party market valuations, become available and when the final purchase accounting for the merger is completed.

     The costs of the assets acquired and liabilities assumed in conjunction with the other acquisitions, as further described below, have also been allocated based on an estimate of their respective fair values. The purchase allocation adjustments made in connection with the preparation of the unaudited pro forma condensed consolidated financial statements are based on the information available at this time.

     The pro forma financial information contained in these pro forma condensed consolidated financial statements may not necessarily be indicative of what actual results of Colonial would have been if such transactions had been completed as of the dates indicated nor does it purport to represent the results of operations for future periods. Colonial management believes that the merger will create potential cost savings and operating efficiencies, such as elimination of redundant administrative and property management costs. These potential costs savings have not been reflected in the accompanying audited pro forma condensed consolidated statements of operations as Colonial is currently unable to quantify these savings and there is no assurance that any anticipated savings will be realized.

     Colonial and Cornerstone have elected to be treated as real estate investment trusts (“REITs”) pursuant to the Internal Revenue Code of 1986, as amended. As a REIT, Colonial will generally not be subject to federal income tax on taxable income distributed currently to its stockholders. However, certain affiliates of Colonial and Cornerstone are taxable REIT subsidiaries (“TRS”). A TRS is permitted to engage in non-qualifying REIT activities and the taxable income of a TRS is subject to federal, state and local income taxes. Deferred income taxes relate primarily to the TRS and are accounted for using the asset and liability method.

     Cornerstone Acquisition

     On April 1, 2005, Colonial and CLNL completed the merger with Cornerstone pursuant to the Merger Agreement. Under the terms of the Merger Agreement, the transaction was structured as a common share and preferred depositary share election merger, with Cornerstone shareholders having the right to elect to receive the merger consideration in Colonial common shares or Colonial Series E preferred depositary shares, subject to the restriction that the Colonial Series E preferred depositary shares issued shall not exceed approximately 25% of the total merger consideration. Approximately 22.5% of the Cornerstone shareholders elected to receive Colonial Series E preferred depositary shares.

     The total purchase price for the acquisition is summarized as follows (in thousands):

Issuance of 11,277,358 Colonial common shares to Cornerstone shareholders	$463,838
Issuance of Colonial Series E preferred depository shares to Cornerstone shareholders (22.5% election of Cornerstone common shareholders or 5,326,349 preferred depositary shares)	133,159
Issuance of 578,358 Colonial Partnership common units	23,788
Estimated fees and other expenses related to the merger	34,481

Total purchase price	$655,266

Assumption of Cornerstone’s notes and mortgages payable at book value	836,985
Adjustment to record Cornerstone’s notes and mortgages at fair value	55,241
Assumption of Cornerstone’s accounts payable and other liabilities at book value	16,395
Adjustment to record Cornerstone’s accounts payable and other liabilities at fair value	4,690

Total purchase price and assumed liabilities	$1,568,577

The following is a calculation of the estimated fees and other expenses related to the merger (in thousands):

Advisory fees	$7,438
Legal and accounting fees	5,246
Termination and severance payments	15,104
Debt assumption and other fees	6,693

$34,481

     In connection with the completion of the merger, on April 1, 2005, Colonial assumed obligations of approximately $837.0 million of indebtedness of Cornerstone, of which approximately $338.5 million was paid off subsequent to the merger. Such amount was funded by a draw on Colonial’s unsecured revolving credit facility with Wachovia Bank, National Association, as agent for the lenders therein, which is expected to bear interest at rates lower than the interest rates assumed in determining the pro forma interest expense adjustments in the accompanying condensed consolidated statements of operations. These potential interest savings have not been reflected in the accompanying audited pro forma condensed consolidated statements of operations as there is no assurance that these savings will be realized.

     The Cornerstone acquisition has been presented in accordance with Rule 3-05 and Article 11 of Regulation S-X of the United States Securities and Exchange Commission.

Other Acquisitions

     Other acquisitions include all acquisitions of Colonial since January 1, 2004, including one acquisition that is probable to occur in the second quarter of 2005, other than the Cornerstone acquisition. These other acquisitions are summarized below. Pro forma financial results of the other acquisitions have been presented in accordance with Article 11 of Regulation S-X of the United States Securities and Exchange Commission. As the properties will be directly or indirectly owned by entities that will elect or have elected to be treated as REITs (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

     Other acquisitions include the following:

							New or Assumed
							Debt (2)
		Acquisition			Percentage	Purchase		Pro Forma
Colonial Name	Acquired Name	Date	Asset Type	Location	Ownership	Price	Amount	Interest Rate
2004 (1)
DRS Building	DRS Building	February 12	Office	AL	100%	$13,100	$—	—
CG at Arringdon	Arringdon	April 2	Multifamily	NC	100%	26,773	—	—
Colonial Pinnacle Kingwood Commons	Kingwood Commons	April 8	Retail	TX	100%	34,500	—	—
Roberts Realty Properties (4)		June 1	Multifamily - 5	GA	100%	109,150	58,802	5.60	%(3)
Cunningham	Cunningham	June 5	Multifamily	TX	20%	3,860	2,898	5.18%
CG at Bayshore, CG at Palma Sola	Bayshore, Palma Sola	June 15	Multifamily - 2	FL	25%	11,874	8,676	6.94%
Village on the Parkway	Village on the Parkway	June 18	Retail	TX	90%	60,360	47,000	5.77%
Colonial Promenade Deerfield	Deerfield Mall	August 2	Retail	FL	100%	51,272	32,066	5.90%
Colonial Shoppes Pines Plaza	Pines Plaza	August 2	Retail	FL	100%	15,250	9,331	5.42%
Colonial Shoppes College Parkway	College Parkway	August 2	Retail	FL	100%	15,143	7,504	6.00%
CG at Brentwood, CV at Hendersonville	Brentwood Gables, Gables at Henderson	August 19	Multifamily - 2	TN	25%	10,250	7,407	7.22%
Colonial Promenade Boulevard Square	Boulevard Square	September 10	Retail	FL	100%	43,400	27,206	6.00%
CV at Sierra Vista	Villas on the South Creek	September 10	Multifamily	TX	100%	14,000	—	—
Colonnade Properties LLC		September 22	Office	FL	50%	9,000	—	—
CG at Seven Oaks	Seven Oaks	September 30	Multifamily	FL	100%	23,598	—	—
Research Park Office Center Bldg 1, 2, 3	Research Park Office Center	October 22	Office	AL	100%	16,774	—	—
DRA Southwest (5)		October 25	Multifamily - 16	AZ, NM, NV	20%	64,494	45,354	4.18%
CG at Patterson Place	North Creek	October 29	Multifamily	NC	100%	21,500	—	—
CG at Beverly Crest	Montclair Parc	October 29	Multifamily	NC	100%	23,225	—	—
CG at McGinnis Ferry	Harrington Farms	December 7	Multifamily	GA	100%	40,350	—	—

2005 (1)
Colonial Promenade Portofino	Portofino Shopping Center	January 13	Retail	TX	100%	60,300	—	—
Colonial Place I & II	Westshore Place I & II	January 31	Office	FL	100%	54,903	—	—
Research Park Office Center Bldg 4	Research Park Office Center	February 1	Office	AL	100%	4,970	—	—
Colonial Center Bayside	Mangrove Bay	April 15	Office	FL	100%	22,660	—	—
Colonial Bank Centre	Colonial Bank Centre	April 27	Office	FL	100%	44,000	—	—

2005 Probable (7)
Research Park Plaza		June 30	Office	TX	100%	91,400	—	—

(1)	See Colonial’s Form 10-Q and Form 10-K filed with the Securities and Exchange Commission on May 9, 2005 and March 16, 2005, respectively, for further discussion of the acquisitions listed above.

(2)	Additional funding, including for those acquisitions for which a specific and separate loan was not obtained or assumed, was assumed to have drawn on the Company’s line of credit at an interest rate of 4.00% for the three months ended March 31, 2005 and 2.40% for the year ended December 31, 2004.

(3)	Weighted Average interest rate on the debt assumed for the five multifamily properties acquired.

(4)	The five Roberts’ Realty Properties include CG at Berkley Lake, CG at River Plantation, CG at River Oaks, CG at Sugarloaf and CG at Mt. Vernon.

(5)	DRA Southwest is a joint venture which holds 16 multifamily properties.

(6)	In the listing of properties above, CG has been used as an abbreviation for Colonial Grand and CV as an abbreviation for Colonial Village.

(7)	Research Park Plaza is two four-story office assets located in Austin, Texas, which total 357,000 square feet. The acquisition is scheduled to close on June 30, 2005.

NOTE 2. PRO FORMA ADJUSTMENTS

C-1	Fair market value adjustments to Cornerstone’s real estate assets held for investment based on Colonial’s purchase price allocation. See Note 1 for further discussion of the purchase price allocation.

C-2	Adjustment to eliminate Cornerstone’s historical accumulated depreciation.

C-3	Adjustment to eliminate prepaid items and to eliminate certain inventory items in order to conform to Colonial’s accounting policy.

C-4	Adjustment to write off deferred debt and lease costs.

C-5	Adjustment to record, at fair value, Cornerstone’s joint venture investments; and adjustment to record the elimination of interest in a Cornerstone joint venture that was provided to the third party partner as consideration related to the merger.

C-6	Adjustments to Cornerstone’s historical balances for other assets are as follows:

(a)	Elimination of Cornerstone’s historical book value for $2.1 million in receivables related to straight-line rent adjustments.

(b)	Increase in other assets of $20.1 million which represents the portion of the purchase price allocated to intangible lease costs related to in-place leases. Colonial estimates the value of in-place leases by determining the savings in leasing downtime. Colonial also estimates the value of current resident relations based on renewals.

C-7	Adjustments to Cornerstone’s historical balances for notes and mortgages payable are as follows:

(a)	Net adjustment to reflect the fixed interest rates on notes payable that Colonial will assume upon completion of the merger with Cornerstone, that are above/below market rates. Colonial will record a fair value adjustment of $55.2 million to account for the difference between the fixed rates and market rates for those borrowings, including an estimate of $32.9 million for prepayment penalties on debt to be retired. Estimates of fair value are based upon interest rates available for the issuance of debt with similar terms and remaining maturities.

(b)	Elimination of Cornerstone’s historical book value for the fair value of notes payable premium of approximately $10.6 million.

C-8	Represents the amount of borrowings needed to fund the merger transactional costs.

C-9	Adjustments to record tax liabilities of $5.1 million related to the probable disposition of certain Cornerstone properties and adjustments to reduce payables and accrued liabilities by $0.4 million.

C-10	To eliminate outstanding operating partnership units of Cornerstone.

C-11	To reflect the 578,358 new Colonial Partnership units issued at $41.13 to Cornerstone operating partnership unitholders as summarized in Note 1 – Cornerstone Acquisition.

C-12	Represents the issuance of $133.1 million of Colonial Series E preferred depositary shares summarized in Note 1 – Cornerstone Acquisition.

C-13	Represents adjustments to historical shareholders’ equity to reflect the issuance of 11,277,358 Colonial common shares, at a value of $41.13 per share, in exchange for 43,695,380 Cornerstone common shares. At the time of the merger, all previously granted shares of restricted stock vested and all previously issued options were converted into Colonial options.

G-1	Reflects the amortization of acquired above and below-market leases.

G-2	Reflects the third party management fees on the acquired joint venture properties.

G-3	Represents depreciation and amortization expense related to buildings, furniture and fixtures and in-place leases of the acquired properties.

G-4	Reflects interest expense through the date of Colonial’s acquisition on the $884.1 million of debt assumed or borrowed which had effective rates from 2.27% to 7.38% in connection with the operating properties acquired during 2004 and 2005.

G-5	Reflects the allocation of earnings to the minority interest in Colonial Partnership as a result of the acquired properties.

I-1	Represents the net increase in depreciation of real estate held for investment as a result of recording Cornerstone’s assets at fair value. Colonial allocates the purchase price between net tangible and intangible assets. Depreciation is computed on a straight-line basis over the remaining useful lives of the related assets. Buildings have an estimated useful life of 40 years and furniture and fixtures have an estimated useful life of five years.

The calculation of the fair value of depreciable real estate assets is as follow (in thousands):

Buildings	$1,290,784
Furniture and fixtures	47,363
In-place lease value	20,072

Fair value of depreciable real estate assets	1,358,219

Land	182,281
Undeveloped land and construction in progress	3,995
Other assets, including cash (excluding in-place lease values)	21,508
Investments in partially owned entities	2,574

Total purchase price	$1,568,577

I-2	Represents the amortization of the estimated intangible value of in-place leases. The value of in-place leases is being amortized over fifteen months, which represents the estimated average remaining life of in-place leases and subsequent renewal.

I-3	Represents the net adjustment to interest expense to reflect additional borrowings of $34.5 million to fund the transactional costs related to the merger. Interest expense has been calculated based on current market rates available to Colonial under Colonial’s unsecured line of credit. The increase in interest expense from additional borrowings is offset by $0.9 million and $4.1 million for the three months ended March 31, 2005 and the twelve months ended December 31, 2004, respectively, in pro forma adjustments for the amortization of the fair value adjustment to Cornerstone’s historical debt balances. The fair value adjustments, which totaled $22.3 million, are being amortized over the weighted average remaining life, of 6.5 years, of the underlying debt. Included in the adjustment is the elimination of Cornerstone’s historical amortization of deferred financing costs, $0.3 million for the three months ended March 31, 2005 and $1.4 million for the twelve months ended December 31, 2004.

I-4	Represents the adjustment to eliminate merger costs incurred by Cornerstone.

I-5	Reflects the allocation of earnings to minority interest in the operating partnership as a result of the pro forma adjustments based on the weighted average minority interest ownership percentage for the periods presented and the elimination of minority interest of unit holders in Cornerstone’s operating partnership.

I-6	Reflects the dividends related to the Series E preferred depositary shares.

I-7	The pro forma weighted average shares outstanding are the historical weighted average number of Colonial common shares outstanding for the periods presented, adjusted for the issuance of 11,277,358 Colonial common shares in connection with the merger. As the pro forma combined income from continuing operations is a loss for the periods presented, certain items that were historically included in the weighted average shares for diluted earnings per share calculation have been eliminated for pro forma purposes.

EXHIBIT INDEX

Exhibit
Number	Description
3.1 †	Articles of Amendment to Declaration of Trust of Colonial Properties Trust

10.1 †	Contribution Agreement, dated April 1, 2005

10.2 †	Ninth Amendment to Third Amended and Restated Agreement of Limited Partnership of CRLP, dated April 1, 2005

10.3	Employment Agreement dated October 1, 2001 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.6 to Cornerstone’s Form 10-K filed April 1, 2002)

10.4	First Amendment to Employment Agreement dated September 21, 2004 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.3 to Cornerstone’s Form 10-K filed March 16, 2005)

10.5	Amendment No 2 to Employment Agreement dated February 8, 2005 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.1 to Cornerstone’s Form 8-K filed February 9, 2005)

10.6	Stock Option Agreement dated July 23, 1999 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.50 to Cornerstone’s Form 10-K filed March 27, 2000)

10.7	Amendment No. 1 to Stock Option Agreement dated February 8, 2005 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.7 to Cornerstone’s Form 8-K filed February 9, 2005)

10.8	Change in Control Agreement dated August 1, 2000 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.48 to Cornerstone’s Form 10-K filed April 2, 2001)

10.9	Amendment No. 1 to Change in Control Agreement dated February 8, 2005 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.3 to Cornerstone’s Form 8-K filed February 9, 2005)

10.10	Cornerstone 1992 Incentive Plan Amended and Restated Effective July 1, 2002 (incorporated by reference to Exhibit 10.2 to Cornerstone’s Form 10-Q filed August 9, 2002)

10.11	First Amendment to Cornerstone 1992 Incentive Plan Amended and Restated Effective July 1, 2002 (incorporated by reference to Exhibit 10.2 to Cornerstone’s Form 10-Q filed August 9, 2004)

10.12	Agreement Evidencing Waiver of Performance Bonus dated February 25, 2005 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.64 to Cornerstone’s Form 10-K filed March 16, 2005)

10.13†	Form of Stock Option Agreement between Glade M. Knight and Cornerstone

23.1	Consent of Ernst & Young LLP

99.1 †	Disclosure appearing under the caption “Interests of Directors, Trustees and Executive Officers of Cornerstone and Colonial in the Merger” beginning on 67 of Amendment No. 1 to the Registration Statement on Form S-4 of Colonial Properties Trust filed with the Securities and Exchange Commission on February 9, 2005

99.2	Consolidated financial statements of Cornerstone as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002

†	Filed previously with the Securities and Exchange Commission on Form 8-K on April 7, 2005.